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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 August 20, 1998
                Date of Report (Date of earliest event reported)





                       FIRST VIRTUAL HOLDINGS INCORPORATED
             (Exact name of registrant as specified in its charter)


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
           Delaware                                000-21751                                33-0612860
-------------------------------             -----------------------               -------------------------------
(State or other jurisdiction of             (Commission File Number)              (I.R.S. Employer Identification
       incorporation)                                                                          No.)

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                         11975 El Camino Real, Suite 300
                        San Diego, California 92130-2543
                    (Address of principal executive offices)

                                 (619) 793-2700
              (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS

On August 20, 1998, First Virtual Holdings Incorporated (the "Company") entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") with EPub Holdings, Inc. ("Sub"), a wholly owned subsidiary of the Company, Email Publishing Inc. ("EPub"), certain stockholders of EPub and Chase Manhattan Bank & Trust Company, National Association, providing for the merger of Sub with and into EPub. A copy of the Reorginzation Agreement and a related form of Registration Rights Agreement are attached as Exhibits 2.1 and 2.2 and are incorporated herein by reference.

On August 20, 1998, the Company issued a press release announcing the execution of the Reorganization Agreement. A copy of the press release is attached as
Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

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
(c)      Exhibits
         2.1 Agreement and Plan of Reorganization dated August 20, 1998 among the Company, EPub Holdings, Inc., Email Publishing Inc. ("EPub"), certain stockholders of EPub and Chase Manhattan Bank & Trust Company, National Association.

         2.2. Form of Registration Rights Agreement among the Company and the stockholders of Email Publishing Inc.

         99.1     Press Release dated August 20, 1998.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST VIRTUAL HOLDINGS INCORPORATED



Dated:   August 25, 1998               By: /s/ Keith Kendrick
                                           --------------------------------
                                           Keith Kendrick
                                           President


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                                INDEX TO EXHIBITS

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
EXHIBIT                                     DESCRIPTION
NUMBER                                      -----------
------
2.1 Agreement and Plan of Reorganization dated August 20, 1998 among the Company, EPub Holdings, Inc., Email Publishing Inc. ("EPub"), certain stockholders of EPub and Chase Manhattan Bank & Trust Company, National Association.

2.2 Form of Registration Rights Agreement among the Company and the stockholders of Email Publishing Inc.

99.1                Press Release dated August 20, 1998.

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